[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit 10.3

SUBLEASE AGREEMENT

This Sublease Agreement (“Agreement”) is entered into as of July 29, 2010 by and between SAFEWAY INC., a Delaware corporation (“Safeway”) and BLACKHAWK NETWORK, INC., an Arizona corporation (“Subtenant”)

RECITALS

A.	By an Assignment and Assumption of Lease dated December 30, 2004 (the “Assignment”), Safeway acquired the tenant’s interest in that certain Amended and Restated Office Building Lease dated March 16, 2000. Such lease was amended by a First Amendment to Lease dated April 17, 2009 (“First Amendment”), and, as so amended and as may be amended from time to time, is herein referred to as the “Master Lease.” Under the Master Lease Safeway leases the premises (the “Leased Premises”) comprising approximately 148,902 net rentable square feet in the building known as Building C of the Pleasanton Corporate Commons located at 6220 Stoneridge Mall Road in Pleasanton, California (the “Building”). 6200 Stoneridge Mall Investors LLC is the current landlord under the Master Lease and such landlord and its respective successors and assigns are hereinafter called the “Master Landlord.”

B.	Safeway has sublet a portion of the Leased Premises to Subtenant since December 30, 2004 and Safeway and Subtenant desire by this Agreement to confirm the terms and conditions of such subletting.

NOW, THEREFORE, in consideration of the forgoing Recitals and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Defined Terms. Capitalized terms not otherwise defined in this Agreement shall have the meanings given such terms in the Master Lease.

2. Commencement Date; Term. The base term of this Agreement (“Base Term”) shall be deemed to have commenced on December 30, 2004 (the “Effective Date”) and shall expire on the date which is the earlier of (i) 11:59 p.m. (California time) on April 30, 2017 (“Term Expiration Date”), or (ii) such earlier date on which the Master Lease shall terminate under any term or provision of the Master Lease. The Base Term and any validly exercised Sublease Renewal Option terms are referred to herein as the “Sublease Term.”

3. Renewal Options. Under the Master Lease Safeway has the right and option to extend the Term of the Master Lease beyond April 30, 2017, its current expiration date, for three (3) sequential five (5)-year periods (each of such options are referred to in the Master Lease and this Sublease as a “Renewal Option”). Safeway may exercise a Renewal Option as to all or a portion of the Leased Premises, provided that any renewal as to less than the entirety of the Leased Premises must consist of a minimum of two (2) contiguous full floors and any additional contiguous full floor increments of the then Leased Premises, but shall not include any partial floors or non-contiguous full floors (such proviso on any renewal is referred to in this Sublease as the “Master Lease Renewal Requirements”).

3.1 Subtenant’s Right to Renew. Safeway grants to Subtenant the right and option to extend the Base Sublease Term beyond April 30, 2017 for three (3) sequential five (5)-year periods (each of such options are referred to in this Sublease as a “Sublease Renewal Option”). Such right and option shall be available to Subtenant only if on commencement of the applicable Sublease Renewal Option term Safeway owns at least 51% of the outstanding stock of Subtenant. Subtenant may exercise a Sublease Renewal Option as to all or any portion of the Subleased Premises, provided that the effectiveness of any renewal will be conditioned upon such renewal satisfying the Master Lease Renewal Requirements, either by itself or when combined with any additional space that Safeway is prepared to lease for the then applicable Renewal Option. Subtenant must exercise each Sublease Renewal Option, if at all, by giving Safeway written notice not earlier than twenty-four (24) months, and not later than eighteen (18) months, prior to the then expiration date of the Sublease Term. Any such notice shall state whether the option is being exercised as to all or a portion of then Subleased Premises and, if as to a portion, shall also designate such portion. If Subtenant’s renewal exercise will not itself satisfy the Master Lease Renewal Requirements, Safeway Will advise Subtenant in writing within ninety (90) days from receipt of Tenant’s notice whether Safeway is prepared to make the commitment to lease additional space necessary to cause the Master Lease Renewal Requirements to be met.

3.2 Exercise of Renewal Option by Safeway. If Subtenant timely exercises its right to a Sublease Renewal Option term in accordance with Section 3.1 above, Safeway will timely exercise the corresponding Renewal Option under the Master Lease.

3.3 Rent During Sublease Renewal Terms. Subtenant shall pay as Base Rent during each Sublease Renewal Option term an amount equal to the product of: (a) the number of square feet comprising then Net Rentable Area of the Subleased Premises (as it may be adjusted from time to time), multiplied times (b) the same Base Rent per square foot of Net Rentable Area of the Leased Premises payable by Safeway for the corresponding Renewal Option term under the Master Lease, determined in accordance with Section 3.02(b) of the Master Lease.

4. Demise of Premises. As of and during the periods set forth in Exhibit A to this Agreement, Safeway subleases to Subtenant the portions of the Leased Premises described in Exhibit A corresponding to such periods (the “Subleased Premises”) and Subtenant hereby subleases from Safeway the Subleased Premises, upon the same terms, conditions, requirements and provisions as are set forth in the Master Lease (which are incorporated herein by reference) except as expressly provided otherwise herein, as if references to Landlord in the Master Lease are references to Safeway, and references to Tenant in the Master Lease are references to Subtenant. For purposes of this Agreement, the Master Lease is incorporated herein by reference, so that Safeway will have all the rights and remedies hereunder that the Master Landlord has as landlord under the Master Lease, and Subtenant will have all rights, and be bound by all duties, obligations and restrictions hereunder that Safeway has and is bound by as tenant under the Master Lease, but only as and to the extent they relate to the Subleased Premises or this Agreement. Subtenant has received and approved complete copies of the Assignment and the Master Lease.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

5. Delivery of Premises in AS-IS Condition. Subtenant acknowledges and agrees that the Subleased Premises were delivered by Safeway to Subtenant in “AS-IS” and “WITH ALL FAULTS” condition and without any representations and warranties with respect thereto by Safeway or any other party, or their respective agents, officers, directors, employees, or consultants. Subtenant also acknowledges and agrees that neither Safeway nor any of its agents, officers, directors, employees, or consultants has made any representations, warranties, or promises of any nature with respect to the Subleased Premises, the Building, the Project, the Complex or any improvements located therein.

6. Special Provisions. Notwithstanding any provision in the Master Lease or herein to the contrary, Safeway and Subtenant wee that the following special provisions modify and control over the terms of the Master Lease with respect to the relationship of Safeway and Subtenant, one to the other, under this Agreement:

6.1 Subtenant’s Pro Rata Share. As used herein, the term “Subtenant’s Pro Rata Share” will mean the percentage determined by dividing the then Net Rentable Area contained in the Subleased Premises by 148,902 sq. ft., the Net Rentable Area contained in the Building. Net Rentable Area of the Subleased Premises and Subtenant’s Pro Rata Share, shall be adjusted as changes occur in the Net Rentable Area subleased by Subtenant pursuant to this Sublease. Additional Space added to the Subleased Premises as provided in Section 9 below will be included in the calculation of Subtenant’s Pro Rata Share upon the date Subtenant accepts occupancy of such space. Exhibit A to this Sublease, as it may be amended from time to time, sets forth the Net Rentable Area of the Subleased Premises and Subtenant’s Pro Rata Share over the duration of the term of this Sublease.

6.2 Base Rent. Below is a schedule of information required to calculate the Base Rent payable under this Sublease. Subtenant shall pay to Safeway Base Rent in monthly installments equal to one-twelfth (1/12) of the product of (a) the Straight Line Rent corresponding to the Time Period to which the payment relates, times (b) the then applicable Subtenant’s Pro Rata Share, all as shown in the schedule (“Subtenant’s Base Rent Obligation”). The Base Rent amount may change from time to time as a result of changes to Subtenant’s Pro Rata Share. Accordingly, the table below is based solely on the Subleased Premises as they are constituted on the date of this Sublease.

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[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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Subtenant’s Base Rent Obligation shall be paid by Subtenant at least ten (10) days prior to the first (1st) day of each calendar month to which such payment pertains.

6.3 Additional Rent. In addition to Subtenant’s Base Rent Obligation:

(a) Lobby – Beginning as of May 1, 2010 Subtenant shall pay to Safeway monthly installments equal to Subtenant’s Pro Rata Share of the Base Rent payable by Safeway under the Master Lease for the 1st Floor lobby area of the Building. It is agreed that the Net Rentable Area of the lst Floor Lobby is 7,008 sq. ft. and the rent per square foot for the lobby is the same as for the Subleased Premises. Each installment shall be paid not later than the date by which Subtenant’s Base Rent Obligation is required to be paid. For example, since at July 1, 2010, Subtenant’s Pro Rata Share is 48%, and Subtenant would pay additional rent on 3,364 sq. ft. (48% x 7,008) at the same rent/sq. ft rate that Subtenant pays for the Subleased Premises.

(b) For the period through April 30, 2010, Subtenant shall pay to Safeway Subtenant’s Pro Rata Share of “Assignee’s Additional Rent Obligation” (as such term is defined in Section 5.2.2 of the Assignment and subject to any adjustments as provided in such Section). It is agreed that Subtenant has paid to Safeway Subtenant’s Pro Rata Share of Assignee’s Additional Rent Obligation through April 30, 2010.

(c) For the balance of the Sublease Term, Subtenant shall pay to Safeway Subtenant’s Pro Rata Share of all increases in Basic Operating Costs and Estimated Basic Operating Costs (as such terms are defined in Sections 1.12, 1.25 and 3.06 of the Master Lease) for the Leased Premises attributable to each “Comparison Year” (as defined in Section 3.05 of the Master Lease) over the actual Basic Operating Costs for the 2010 calendar year (the “Base Year”) in accordance with the procedures and provisions of Sections 3.04 and 3.05 of the Master Lease. Subtenant shall pay all such amounts (including any estimates of such amounts) to Safeway at least five (5) days prior to the date such sums are due and owing by Safeway to Master Landlord pursuant to the terms and conditions of the Master Lease. Safeway shall provide a schedule or a periodic invoice as well as a copy of any demand letter it receives from the Master Landlord to substantiate any estimated or actual amounts in advance of any payment by Subtenant.

All amounts payable by Subtenant pursuant to subparagraphs (a), (b) and (c) of this Section 6.3 are herein referred to collectively as “Subtenant’s Additional Rent Obligation.”

6.4 Subtenant’s Other Payment Obligations. In addition to Subtenant’s Base Rent Obligation and Subtenant’s Additional Rent Obligation set forth in Sections 6.2 and 6.3 above, Subtenant shall pay to Safeway:

(a) Subtenant’s Pro Rata Share of Tenant’s Cost of insurance, should Master Landlord elect to have Safeway obtain and maintain the insurance the Master Landlord would otherwise be required to carry under Section 7.01 of the Master Lease; and

(b) all other additional charges and expenses applicable to the Subleased Premises imposed upon Safeway by Master Landlord pursuant to the Master Lease (for example, without limiting the generality of the foregoing, after hours HVAC, additional cleaning, excess utilities and similar charges) and any damages, losses, repair costs or additional sums payable by Safeway by reason of any intentional or negligent acts or omissions or breach of the Master Lease or this Agreement by Subtenant.

All amounts payable by Subtenant pursuant to subparagraphs (a) and (b) of this Section 6.4 are herein referred to collectively as “Subtenant’s Other Payment Obligations.” Subtenant shall pay for all of Subtenant’s Other Payment Obligations within fifteen (15) days after receipt of an invoice therefore. Except as provided in Section 6.3 above and this Section 6.4, Subtenant shall have no other Rent obligations under this Agreement.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

7. Right of First Offer under Assignment. Under Section 15 of the Assignment, as amended by the First Amendment, Safeway has a right of first offer to lease space in portions of Building A in the Project. Safeway will have the prior right to accept for its own benefit any such right offered to Safeway by the Master Landlord. If Safeway elects not to accept any such offer for its own benefit, Safeway promptly will provide Subtenant a copy of any notice of such right Safeway receives from Master Landlord. Subtenant will advise Safeway no later than five (5) business days prior to the date by which Safeway is required to accept the Master Landlord’s offer whether or not Subtenant wants Safeway to accept the offer for the benefit of Subtenant. Failure to so advise Safeway as required will be deemed to constitute Subtenant’s election that it does not want Safeway to accept the offer. If Subtenant either affirmatively declines to request that Safeway accept the Master Landlord’s offer, or if Subtenant fails to timely respond, Safeway will have the right to reject the Master Landlord’s offer. If Subtenant timely requests that Safeway accept the offer on Subtenant’s behalf, Safeway will do so and Safeway will sublease to Subtenant, and Subtenant will sublease from Safeway, the first offer space on all of the same terms and conditions of Safeway’s lease of the space from Master Landlord as required by the terms of the first offer presented to Safeway.

8. Allowances.

8.1 Tenant Improvement.

(a) Safeway has credited to Subtenant Subtenant’s Pro Rata Share as of December 30, 2004 of the tenant improvement allowance of [***] paid to Safeway under Section 7.2 of the Assignment. Expressed on a per square foot basis, such allowance is [***]. On January 1, 2010, the Subleased Premises were increased by 12,542 sq. ft. (partial 3rd Floor). As a result Safeway shall credit to Subtenant an amount equal to the undepreciated portion on Safeway’s books of [***], the portion of such allowance allocated to such additional square feet.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(b) Under the First Amendment, the Master Landlord agrees to contribute an amount not to exceed [***] toward the cost of Alterations made to the Leased Premises by Safeway. Expressed on a per square foot basis, such allowance is [***]. Subtenant will be entitled, should Subtenant decide to alter the Subleased Premises, to an amount equal to [***] (the per square foot allowance) times 71,936, the square feet comprising the Subleased Premises as of January 1, 2010, or [***] (the “Subtenant Allowance”) toward the cost of Alterations to the Subleased Premises, subject to the following conditions. For any Alterations to which the Subtenant Allowance may apply, Subtenant will obtain and provide to Safeway all necessary permits and approvals for the performance thereof, together with the approved plans and specifications. Safeway shall contract for the performance of such Alterations, and Subtenant will reimburse Safeway for all reasonable costs associated with the construction of such Alterations, less the amount of the allowance Safeway receives from the Master Landlord, up to the amount of the Subtenant Allowance or the then unused portion of it. Should Subtenant sublease more than 71,936 square feet of Net Rentable Area, the total space it subleases as of January 1, 2010, then each time it subleases additional space, Safeway shall credit to Subtenant an amount equal to the then undepreciated portion on Safeway’s books of the portion of the above described [***] allowance allocated to the square feet of Net Rentable Area added to the Subleased Premises, in the same, manner as the credit provided for in Section 8.1(a) above.

8.2 Cash Allowance. Safeway also has credited to Subtenant Subtenant’s Pro Rata Share of the cash allowance of [***] and the cash allowance of [***] also paid to Safeway under such Section. The total amount of Cash Allowance credited to Subtenant to date is [***]. The parties agree this amount represents Subtenant’s Pro Rata Share of such amounts, and is the full amount to which Subtenant is entitled.

9. Option to Sublease Additional Space. Safeway grants to Subtenant the right and option to sublease additional space in the Building, subject to, and in accordance with, the terms and conditions set forth in this Section 9. Subtenant shall exercise such option by giving Safeway at least two hundred seventy (270) days prior written notice (“Notice Period”) specifying the additional space that is the subject of the option exercise (“Option Space”). This option may be exercised by Subtenant only if there remains at least three (3) years in the Sublease Term as of the date of intended occupancy (excluding unexercised Renewal Option terms), and only so long as Safeway owns at least 51% of the outstanding stock of Subtenant. The Option Space may include only then vacant space in the Building, except the First Floor common areas, and any space then occupied by Safeway for which there is then available suitable space in the City of Pleasanton then owned or controlled by Safeway to which Safeway may relocate within the Notice Period. Upon the date of expiration of the Notice Period, the Option Space shall become part of the Subleased Premises on all of the terms and conditions of this Agreement for the remainder of the Sublease Term. Without limitation, on such date the Net Rentable Area of the Subleased Premises will be increased by the Net Rentable Area contained in the Option Space, and Subtenant’s Pro Rata Share, for all purposes under this Agreement including the calculation of Base Rent, will be adjusted to reflect such increase. Safeway will deliver the Option Space in

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

its then existing “as is” condition. Except as may be provided otherwise in Section 8.1(b) above, Safeway will have no obligation to make any repairs or construct any improvements to the Option Space in connection with Subtenant’s contemplated use, or to demolish existing improvements therein, and Subtenant shall be responsible for the construction and installation of any tenant improvements it desires to install within the Option Space, at Subtenant’s sole cost and expense. Safeway shall promptly prepare and Safeway and Subtenant shall promptly execute an amendment to this Agreement reflecting the addition of the Option Space to the Subleased Premises.

10. Insurance. Subtenant shall maintain, at its sole cost and expense, all insurance required to be maintained by the tenant under the Master Lease with respect to the Subleased Premises. The policies of all such insurance shall name both Master Landlord and Safeway (and Master Landlord’s Mortgage Lender, if applicable, as required by Section 7.03(a) of the Master Lease) as loss payees and as additional insureds Upon request of Safeway, Subtenant shall provide Safeway with copies of insurance certificates evidencing the insurance required to be maintained by Subtenant under this Section.

11. Assignment and Subletting.

11.1 Consent Required; Notice. Except for a “Permitted Transfer” (defined later), Subtenant shall not assign. this Agreement, or any rights, duties or obligations hereunder, and Subtenant shall not sublet all or any portion of the Subleased Premises, without Safeway’s prior written consent, which consent shall not be unreasonably withheld, conditioned or delayed and then only upon and subject to the terms and conditions hereinafter set forth. Safeway will not unreasonably withhold its consent to any proposed assignment or sublease provided that the proposed assignee or subtenant will occupy the Subleased Premises for a Permitted Use, and such assignee or subtenant is reasonably satisfactory as to its creditworthiness and business reputation, assumes and agrees to be bound by and directly responsible for all of Safeway’s obligations hereunder relating to the Subleased Premises, and has a net worth that is reasonably acceptable to Safeway. At least ninety (90) days prior to effectuating, any such assignment or sublease, Subtenant shall notify Safeway in writing of the name and address of the proposed assignee or subtenant and the date any such assignment or sublease shall commence. Subtenant shall provide Safeway with such financial and business information concerning the proposed assignee or subtenant as Safeway shall reasonably request and any additional information or documents reasonably requested by Safeway, within ten (10) days after receiving such request. Within forty-five (45) days after the receipt of such written notice and all requested information, Safeway shall either: (i) consent in writing to such proposed assignment or sublease, subject to the terms and conditions hereinafter set forth; or (ii) notify Subtenant in writing that Safeway refuses such consent. Consent shall not be unreasonably withheld.

11.2 Payment of Consideration to Safeway. Upon any assignment or sublease by Subtenant hereunder, Subtenant shall pay to Safeway, immediately upon demand, any and all rent and other consideration Safeway is required to pay Master Landlord in connection therewith under the provisions of Section 5.07(c) of the Master Lease.

11.3 Other Terms and Conditions. Each assignment or sublease to which Safeway consents shall be effected by an instrument in writing in form and substance satisfactory to

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Safeway, and shall be executed by both Subtenant and the assignee or sub lessee, as the case may be. At least one (1) executed copy of such written instrument shall be delivered to Safeway concurrently with the consummation of such assignment or sublease transaction. Each assignee or sub lessee in any assignment or sublease transaction hereunder shall agree in such written instrument to assume and be bound by all of the terms, covenants, conditions and obligations of this Agreement. Every sublease shall be subject and subordinate to the provisions of this Agreement. If Safeway consents to an assignment or sublease, Subtenant shall remain liable for all its obligations and liabilities under this Agreement and the Master Lease, including the payment of rent and other charges. No consent by Safeway to any modification, amendment or termination of this Agreement, or extension, waiver or modification of payment or any other obligations under this Agreement, or any other action of Safeway with respect to any assignee or sub lessee, or the insolvency, bankruptcy or default of any such assignee or sub lessee, shall affect the continuing liability of Subtenant for its obligations and liabilities hereunder, and Subtenant waives any defense arising out of or based thereon with respect to such continuing obligations and liabilities.

11.4 Safeway’s Rights and Remedies. No consent to any assignment or sublease shall constitute a waiver of the provisions of this Section 11 with respect to any subsequent assignment or sublease, and each assignment or sublease by Subtenant hereunder shall require Safeway’s prior written consent pursuant to this Section 11. If Subtenant purports to assign this Agreement, or sublease all or any portion of the Subleased Premises, or permit any person or persons other than Subtenant to occupy the Subleased Premises, without Safeway’s prior written consent given hereunder, Safeway may collect rent from the person or persons then or thereafter occupying the Subleased Premises and apply the net amount collected to the rent hereunder, but no such collection shall be deemed a waiver of this Section 11, or the acceptance of any such purported assignee, sub lessee or occupant, or a release of Subtenant from the further performance by Subtenant of covenants on the part of Subtenant herein contained.

11.5 Permitted Transfers. Notwithstanding anything to the contrary contained in this Agreement including, without limitation, this Section 11, Subtenant shall have the right to assign its entire interest under this Agreement or sublease all of the Subleased Premises, and Safeway shall not withhold its consent thereto (provided that all of the conditions set forth in clauses (A) through (C) below shall be met), if such assignment is one of the following (each a “Permitted Transfer”): (i) an assignment in connection with the initial public offering of the stock of Subtenant; (ii) an assignment in connection with the non-bankruptcy reorganization, consolidation or merger of the corporate entity constituting the Subtenant under this Agreement, where substantially the same shareholders own substantially the same amounts and proportions of stock before and after such reorganization, consolidation or merger; (iii) an assignment in connection with the sale or transfer of all or substantially all of the shares of Subtenant’s stock (whether by private placement, on a public exchange and/or otherwise); or (iv) an assignment of Subtenant’s interest in this Agreement or a sublease by Subtenant of all of the Subleased Premises to an “Affiliate” (defined later) of Subtenant but only for such period during which such Affiliate remains an Affiliate of Subtenant. An “Affiliate” of a named entity is any corporation controlling, controlled by, or under common control with such named entity. However, the foregoing Permitted Transfers shall be exempt from the requirement of Safeway’s consent only if all of the following conditions shall be met: (A) the Subleased Premises shall be used solely for office purposes of the type typically found in a Class A office building; (B) the

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

assignment would not breach any covenant of Safeway contained in the Master Lease; and (C) Subtenant shall have provided to Safeway at least ninety (90) days prior to such proposed transfer all information to allow Safeway to determine, and Safeway shall have determined in its reasonable judgment that the proposed transfer is a Permitted Transfer which is exempt from the requirement of Safeway’s consent. No transfer of the type described in this Section 11.5, or any other transfer, shall release Subtenant of its obligations under this Agreement.

11.6 Encumbrances. Subtenant shall not encumber, hypothecate or transfer as security (whether by conditional assignment or sublease, or otherwise) this Agreement or any of Subtenant’s rights, duties or obligations hereunder.

12. Safeway’s Liability. Notwithstanding anything to the contrary herein, Subtenant acknowledges that Safeway shall have no obligation to perform any duties of the landlord with respect to the Subleased Premises or any property outside the Subleased Premises, if applicable, under the terms of the Master Lease. Accordingly, in the event Master Landlord defaults or breaches its obligations under the Master Lease, and the consequence of such default is that there is a default by Safeway under this Agreement, Subtenant will look solely to Master Landlord for damages as a result of such default or breach and will not seek to hold Safeway liable or responsible for the same. Safeway agrees to cooperate with Subtenant to the extent reasonably necessary to cause Master Landlord to cure such default or breach, but Safeway shall not be required to expend any funds that are not promptly reimbursed by Subtenant in that regard, and Subtenant agrees to indemnify against and reimburse Safeway for all reasonable costs and expenses it incurs in assisting Subtenant in such matters. Safeway agrees to use counsel selected by Subtenant and reasonably acceptable to Safeway in connection with enforcement of any obligation of the Master Landlord under the Master Lease.

13. Safeway’s Remedies. In the event of Subtenant’s default under this Agreement, Safeway shall have all the same rights and remedies that are available to Master Landlord on account of a default by the tenant under the Master Lease, and such remedies exist separate from and independent of Master Landlord’s rights and remedies under the Master Lease. Failure of Safeway to exercise any right or remedy on account of a default by Subtenant under this Agreement shall not be deemed a waiver of any right to declare a default at a later date.

14. Master Lease and Assignment. Subtenant’s rights under this Agreement are subject to all the terms and conditions of the Master Lease and Assignment. If either the Master Lease or this Agreement terminates as a result of a default by either Safeway or Subtenant under this Agreement or under the Master Lease, or both, the defaulting party shall be liable to the non-defaulting party for all costs, liabilities and losses suffered by the non-defaulting party as a result of such termination.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

15. Notices. Notices and communications required or permitted to be given in connection with this Agreement shall be mailed, by certified or registered United States mail, postage prepaid, or delivered (either personal delivery or delivery by private express courier service such as Federal Express). Notices may also be given by fax, provided that the notice is concurrently given by one of the methods described in the preceding sentence and that confirmation of completed transmission is obtained. Either party may change the person and the place to which notices axe to be mailed or delivered by giving written notice to the other party in accordance with the provisions of this Section. Notices sent in accordance with this Section shall be effective (i) in the case of fax notices, one business day after transmission, and (ii) in the case of all other delivery methods, upon receipt or on the date of attempted delivery of such notice. The address for notices shall be:

If to Safeway:	If to Subtenant:

Safeway Inc. 5918 Stoneridge Mall Road Pleasanton, CA 94588-3229 Attn: Vice President, Real Estate Law Fax No. (925) 467-3224	Blackhawk Network, Inc.. 6220 Stoneridge Mall Road Pleasanton, CA 94588-3992 Attn: Group Vice President Finance Fax No. (925) 226-9191

With a copy to:	With a copy to:

Safeway Inc. 5918 Stoneridge Mall Road Pleasanton, CA 94588-3229 Attn.: Vice President, Corporate Real Estate Fax No. (925) 226-5012	Blackhawk Network, Inc. 6220 Stoneridge Mall Road Pleasanton, CA 94588-3229 Attn: General Counsel Fax No. (925) 226-9728

and to:

Safeway Inc. 5918 Stoneridge Mall Road Pleasanton, CA 94588-3229 Attn.: Vice President, Corporate Facilities Fax No. (925) 476-3111

16. Miscellaneous.

16.1 Integration. This Agreement, together with all exhibits and addenda attached hereto, constitutes the entire agreement of the parties with respect to the subject matter hereof.

16.2 Successors and Assigns. The rights and obligations of the parties hereto are binding on and inure to the benefit of their respective successors and assigns. Except as provided in Section 11 above, Subtenant shall not assign this Agreement or sublease any portion of the Subleased Premises.

16.3 Master Landlord Notice. If either party hereto receives or sends written notice from or to the Master Landlord with respect to the performance of the obligations of Safeway, as tenant under the Master Lease, or Subtenant, as tenant under this Agreement, or Master

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Landlord, as lessor under the Master Lease, such party shall promptly provide the other party with a copy of such notice.

16.4 Amendment of Master Lease. Safeway agrees not to amend the Master Lease without the prior written consent of Subtenant.

16.5 Third Party Beneficiary. Nothing contained herein shall be deemed to create any third party beneficiary rights in any person, including, but not limited to, Master Landlord and no assumption of liability under the Master Lease benefiting Master Landlord is intended hereby.

16.6 Certificates. At the request of either Subtenant or Safeway, the parties will certify the status of the condition under this Agreement including whether or not any default has occurred or is continuing, the status of any payment hereunder and any other matter with respect hereto requested by either party and such certificate may be addressed to any party, their successors or any potential purchaser of this Agreement.

EXECUTED as of the Effective Date.

SUBTENANT:		SAFEWAY:

BLACKHAWK NETWORK, INC., an Arizona corporation		SAFEWAY INC., a Delaware corporation

By:	/s/ Jerry Ulrich	By:	/s/ Marilyn K. Beardsley
Assistant Vice President

Name:	Jerry Ulrich
		By:	/s/ Linda S. MacDonald
Title:	CFO & CAO		Assistant Secretary

FORM APPROVED: MKB

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT A

Period	Subleased Premises Description	Net Rentable Area	Subtenant’s Pro Rata Share
December 30, 2004 thru August 12, 2006	5th Floor		20%
August 13, 2006 thru January 2, 2010	4th and 5th Floors	59,394	40%
Commencing January 3, 2010	4th and 5th Floors and partial 3rd Floor	71,936	48%

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

July 30, 2010

Via Email

Kevin Moore

Group Vice President, Finance

Blackhawk Network, Inc.

Kevin.moore@bhnetwork.com

Re:	Safeway Facility 99-9957
6220 Stoneridge Mall Road, Pleasanton, CA

Dear Kevin:

Reference is hereby made to that certain Sublease Agreement dated July 29, 2010 by and between Safeway Inc. (“Safeway”) and Blackhawk Network, Inc. (“Subtenant”) regarding the captioned premises (the “Sublease”). Capitalized terms used herein shall have the same meanings ascribed them in the Sublease.

This letter acknowledges Subtenant’s election under Section 9 of the Sublease to lease the remainder of the third floor of the Building not presently leased by Subtenant (the “Third Floor Remaining Space”). Safeway agrees to tender possession of the Third Floor Remaining Space on January 1, 2011, and, as of such date, the Third Floor Remaining Space shall be included in the Subleased Premises. In accordance with the terms of Section 9, Safeway shall prepare an amendment to the Sublease to reflect the addition of the Third Floor Remaining Space into the Subleased Premises and the corresponding change in Subtenant’s Pro Rata Share.

Sincerely.

Safeway Inc.

By:	/s/ Marilyn K. Beardsley
Marilyn K. Beardsley,
Assistant Vice President

By:	/s/ Linda S. MacDonald
Linda S. MacDonald,
Assistant Secretary

cc:	Don Shaw
Kevin Thompson

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

AMENDMENT NO. 1 TO SUBLEASE AGREEMENT

This Amendment No. 1 to Sublease Agreement (“Amendment’) is entered into as of January 1, 2013, by and between SAFEWAY INC., a Delaware corporation (“Safeway”) and BLACKHAWK NETWORK, INC., an Arizona corporation (“Subtenant”).

RECITALS

A.	Safeway, as sublandlord, and Subtenant, as subtenant, are the parties to a Sublease Agreement dated with an Effective Date of July 29, 2010 (“Sublease”), under which Subtenant subleases from Safeway a portion of an office building known as Building C of the Pleasanton Corporate Commons located at 6220 Stoneridge Mall Road in Pleasanton, California (the “Building”).

B.	Subtenant has subleased from Safeway additional space in the Building, pursuant to Section 9 of the Sublease. The parties desire by this Amendment to (i) reflect the additional Building space subleased by Subtenant and confirm the terms and conditions of the Sublease applicable to and as a result of such increase in the Subleased Premises, (ii) provide for terms and conditions upon which the remaining Net Rentable Area of the Building will be added to the Subleased Premises during 2013, and (iii) modify the Sublease in other respects as particularly set forth below.

NOW, THEREFORE, in consideration of the foregoing Recitals and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.	Defined Terms. Capitalized terms not otherwise defined in this Amendment shall have the meanings given such terms in the Sublease.

2.

Demise of Premises. Effective as of January 1, 2013, Exhibit A to the Sublease is hereby deleted and shall be of no further force and effect, and Exhibit A-1 to this Amendment is hereby substituted in its place. All references in the Sublease to Exhibit A henceforth shall be deemed to refer to Exhibit A-1 to this Amendment. The parties intend that after the date of this Amendment additional Net Rentable Area will be added to the Subleased Premises in accordance with the schedule shown on Exhibit A-1. Effective on the date each such additional area is added to the Subleased Premises, Safeway subleases to Subtenant, and Subtenant subleases from Safeway, such area, upon all the terms, conditions, and provisions of the Sublease, as amended by this Amendment. Without limitation, on each date the Net Rentable Area of the Subleased Premises is so increased Subtenant’s Pro Rata Share, for all purposes under this Agreement including the calculation of Base Rent, will be adjusted to reflect such increase. The lobby, break room, shared conference rooms, and MPO room on the 1st Floor of the Building, consisting of 8,287 sq. ft. (“First Floor Shared Space”), will be shared by Safeway and Subtenant until January 1, 2015, when additional area will be added to the Subleased Premises, including the First Floor Shared Space, the result of which will be that Subtenant will sublease the entire Building. Safeway will vacate and deliver each such additional area in its then existing “as is” condition. Safeway will have no obligation to make any repairs or construct any improvements to the additional areas in connection with Subtenant’s contemplated use, or to demolish existing improvements therein, and

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Subtenant shall be responsible for the construction and installation of any tenant improvements it desires to install within the additional areas, at Subtenant’s sole cost and expense.

3.	Term. The Term Expiration Date is hereby changed from April 30, 2017 to April 29, 2017.

4.	Base Rent. Effective as of January 1, 2013, the Rent Schedule contained in Section 6.2 of the Sublease is deleted and the following schedule is substituted in its place (such schedule covers the remainder of the Base Term and includes adjustments to Subtenant’s Pro Rata Share based on scheduled increases in the Net Rentable Area of the Subleased Premises as shown in Exhibit A-1 to this Amendment):

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Totals		[***]		[***]

Commencing January 1, 2013, the Base Rent in such schedule includes Subtenant’s Pro Rata Share of the First Floor Shared Space.

5.	Additional Rent. Subparagraph (a) of Section 6.3 of the Sublease is hereby deleted in its entirety.

6.	Right of First Offer under Assignment. Section 7 of the Sublease is hereby deleted in its entirety.

7.	Option to Sublease Additional Space. Section 9 of the Sublease is hereby deleted in its entirety, and all references in the Sublease to “Additional Space” or to “Section 9” are of no further force and effect.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

8.	Miscellaneous. The Sublease will continue in full force and effect and unmodified except as modified by this Amendment. In the event the terms of this Amendment are inconsistent with the terms of the Sublease, the terms of this Amendment shall take precedence over the terms of the Sublease. The captions preceding the Sections of this Amendment have been added for convenience of reference and shall not be used in construing this Amendment. This Amendment may be executed in multiple counterparts, each of which shall be deemed an original, and all of which, taken together, shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed as of the day and year first above written.

SUBTENANT:		SAFEWAY:

BLACKHAWK NETWORK, INC.,		SAFEWAY INC.,
an Arizona corporation		a Delaware corporation

By:	/s/ Jerry Ulrich
		By:	/s/ Steve Gouig
Name:	Jerry Ulrich		Assistant Vice President

Title:	CFO
		By:	/s/ Wendall Mitchell
Assistant Secretary

FORM APPROVED:

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT A-1 (effective 1 Jan 2013)
Period	Subleased Premises Description	Net Rentable Area	Subtenant’s Pro Rata Share

December 30, 2004 thru August 12, 2006	5th Floor		20.00%

Commencing August 13, 2006	4th and 5th Floors	59,394	40.00%

Commencing January 1, 2010	4th and 5th Floors and partial 3rd Floor	71,936	48.00%

Commencing January 1, 2011	4th and 5th Floor, 3rd Floor and partial 1st Floor	87,093	55.00%

Commencing January 1, 2012	4th and 5th Floor, 3rd Floor and partial 1st Floor	88,149	55.30%

Commencing January 1, 2013	4th and 5th Floor, partial 3rd Floor and partial 1st Floor	92,996	62.46%

Commencing January 1, 2014	Remainder of 3rd Floor and all of 1st Floor, except the 1st Floor Shared Space	115,022	77.25%

Commencing January 1, 2015	Entire Building	148,902	100.00%

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.